---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------


                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------




                               [GRAPHIC OMITTED]


                                     Income

                                Securities Trust


                                 JUNE 30, 1999






                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                       -----------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                 Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                          TRANSFER AGENT and REGISTRAR
                       State Street Bank & Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: JHS
                           For Shareholder Assistance
                                Refer to Page 25
               --------------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudrea, Jr.
-------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     By James K. Ho, CFA, Portfolio Manager

                                  John Hancock

                            Income Securities Trust


           Late-period jitters caused many bond sectors to give back
           ---------------------------------------------------------
                      earlier gains in the last six months
                      ------------------------------------

Positive investor sentiment ushered John Hancock Income Securities Trust into 1999, then stalled out in the final two months of the semiannual period as inflation fears mounted. Although last year's global credit concerns receded and investors renewed their interest in yield-enhanced domestic bond sectors - such as investment-grade corporate bonds, high-yield issues, mortgage-backed and asset-backed securities - the continued strength of the U.S. economy rekindled investors' worries about rising interest rates. As a result, the dramatic rebound within these sectors was fairly short-lived and many bonds gave back earlier gains.

         Throughout the six months ended June 30, 1999, we balanced defensive strategies with selective opportunism, staying fully invested to meet the market's challenges head on. Although our efforts enabled the Fund to avoid the brunt of the recent market-wide downturn, it did not escape unscathed. John Hancock Income Securities Trust produced a total return of -0.99% at net asset value, which compared favorably with the -2.42% return at net asset value of the average open-end corporate debt A-rated fund, according to Lipper, Inc.

Forward thinking helps Fund

As the Fund entered fiscal 1999, we had already begun to initiate strategies that allowed us to participate in the recovery of several fixed-income sectors early this spring, while

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Income Securities Trust. Caption below reads "Fund management team members (l-r): "Ben Matthews, Lee Crockett, Jim Ho, Tony Goodchild and Beverly Cleathero."]
--------------------------------------------------------------------------------

"...we balanced defensive strategies with selective opportunism..."

================================================================================

                  John Hancock Funds - Income Securities Trust


"...we sold some of the Fund's U.S. Treasury holdings."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 30%, the second is Banks & Financials 20%, the third Utilities 12%, the fourth Media 7% and the fifth Transportation 5%. A note below the table reads "As a percentage of net assets on June 30, 1999."]
--------------------------------------------------------------------------------

avoiding the pitfalls of others. Here is what we did:


         o Increased corporate bond exposure. Because of last year's rout in the financial markets, the valuations of investment-grade corporate bonds and high-yield securities had become historically attractive. Starting in late December and continuing on through early February, we bolstered the Fund's position in these issues, believing they were poised for a comeback, given investors' growing comfort with bonds outside the Treasury market. In particular, we shifted focus a bit from the higher-quality A-rated bonds to BBB-rated names, those at the lowest end of the investment-grade spectrum. Our tack proved advantageous and was one of the main reasons the Fund outperformed its peers. Our high-yield bond exposure also helped, as their prices held up the best during the recent downturn.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Continental Cablevision followed by an up arrow with the phrase "Upcoming merger with AT&T and likely credit upgrade." The second listing is Liberty Mutual followed by a sideways arrow with the phrase "Lackluster operating results." The third listing is Integrated Health Services followed by a down arrow with the phrase "Company experiencing financial difficulties." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

         o Trimmed U.S. Treasury weighting. To finance our increased focus on corporate bonds, we sold some of the Fund's U.S. Treasury holdings. We did so before the so-called "flight- from-quality" was in full effect, realizing some profits as a result.

         o Pared-down emphasis on mortgages. The Fund started the fiscal year with significant emphasis on mortgage-backed and asset-backed securities. As these holdings appreciated, we slightly trimmed the Fund's exposure.

         o Shortened duration. Although we typically don't take large bets on interest-rate moves, we are able to adjust the Fund's sensitivity through a mathematical measure known as duration. A longer duration typically offers greater potential for price gains when interest rates decline, and price losses when rates rise. A shorter duration helps cushion against price declines as a result of rising rates, but may also inhibit a portfolio from fully participating in a rally when interest rates decline. Throughout the period, we kept the Fund's duration relatively short, which helped considerably during the market's recent turbulence.

Emerging markets de-emphasized

Although emerging-market bonds rallied impressively in the early months of the period, we stayed, for the most part, clear of these issues. We believed the risks were too great. As it turned out, emerging-market debt backtracked to 1998's price levels as the period progressed. The uncertain future of those markets and their general lack of liquidity revived investors' concerns.

Pockets of emphasis

While the Fund remains broadly diversified within the corporate bond sector, we have maintained pockets of emphasis in utility, media,

================================================================================

                  John Hancock Funds - Income Securities Trust


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of .5% with -2.5% at the bottom and 0% at the top. The first bar represents the -0.99% total return for John Hancock Income Securities Trust. The second bar represents the -2.42% total return for Average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Income Securities Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper, Inc."]
--------------------------------------------------------------------------------

financial holdings and telecommunications, owning both investment-grade and high-yield issues.

         o Utilities - The fairly recent deregulation of the utility industry, the steady demand for its product and its yield potential make this sub-sector a perennial favorite. Several holdings have performed well for the Fund, including CalEnergy, Niagara Mohawk Power Corp. and Northeast Utilities, which was recently upgraded to investment-grade status as it successfully completed the nuclear decommissioning of the Millstone Three power plant.

         o Telecommunications - Despite some recent growing pains, many of the Fund's telecom holdings represent dynamic opportunity. Global Crossing Holdings, NEXTLINK Communications, Nextel Communications and Qwest Communications International are among several holdings that have been noteworthy performers.

         o Media - With the rapid advances in technology, many media companies have the wherewithal to evolve with the times. Continental Cablevision, which was recently acquired by AT&T, CSC Holdings, Adelphia Communications and TCI Communications are several Fund holdings worthy of mention.

         o Finance - Within the financial arena, we focused on higher-grade issues such as Merrill Lynch, Household Finance and BankBoston.

New REIT, oil, gas and paper holdings

One subtle, timely shift we made over the period was our increased emphasis on three sectors - real estate investment trusts (REITs), energy and paper, all of whose valuations had become extremely attractive by the time the fiscal year began. Given the economy's strength, we believed there was room for improvement, which did, in fact, take place near the period's end. Occidental Petroleum, Union Pacific, Packaging Corp. of America and ProLogis Trust were several holdings that contributed to performance.

Research and selectivity are keys

We are keeping a watchful eye on upcoming economic reports and what they might portend for fixed-income markets in the months ahead. Given the possibility of further market weakness, we shall keep the portfolio's duration relatively short. Despite the correction, we are confident that our extensive research capabilities and heightened selectivity within the corporate arena shall serve to benefit the Fund once the current uncertainties subside.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

"We are keeping a watchful eye on upcoming economic reports..."

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Publicly traded bonds (cost - $162,316,195)...................   $161,103,989
  Preferred stocks and warrants (cost - $290,866) ..............        349,030
  Joint repurchase agreement (cost - $5,968,000) ...............      5,968,000
  Corporate savings account ....................................            322
                                                                 --------------
                                                                    167,421,341
 Receivable for investments sold ...............................      2,507,625
 Interest receivable ...........................................      3,043,381
 Other assets ..................................................         12,519
                                                                 --------------
                       Total Assets ............................    172,984,866
                       --------------------------------------------------------
Liabilities:
 Payable for investments purchased .............................      3,325,232
 Dividend payable ..............................................        340,344
 Payable for futures variation margin - Note A .................          4,362
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................        274,694
 Accounts payable and accrued expenses .........................         71,683
                                                                  -------------
                       Total Liabilities .......................      4,016,315
                       --------------------------------------------------------
Net Assets:
 Capital paid-in ...............................................    171,293,278
 Accumulated net realized loss on investments and
  financial futures contracts ..................................     (1,221,344)
 Net unrealized depreciation of investments ....................     (1,154,042)
 Undistributed net investment income ...........................         50,659
                                                                  -------------
                       Net Assets ..............................   $168,968,551
                       ========================================================

Net Asset Value Per Share:
 (Based on 10,649,203 shares of beneficial
  interest outstanding - 30 million shares
  authorized with no par value) ................................         $15.87
  =============================================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Interest ......................................................     $6,528,688
                                                                  -------------
 Expenses:
  Investment management fee - Note B ...........................        522,787
  Transfer agent fee - Note B ..................................         52,865
  Custodian fee ................................................         33,417
  Printing .....................................................         29,010
  Auditing fee .................................................         20,209
  Accounting and legal services fee - Note B ...................         12,313
  New York Stock Exchange fee ..................................         11,957
  Trustees' fees ...............................................          4,313
  Miscellaneous ................................................          2,956
  Legal fees ...................................................          1,192
                                                                  -------------
                       Total Expenses ..........................        691,019
                       --------------------------------------------------------
                       Net Investment Income ...................      5,837,669
                       --------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
 and Financial Futures Contracts:
  Net realized loss on investments sold ........................       (619,035)
  Net realized gain on financial futures contracts .............         59,060
  Change in net unrealized appreciation/depreciation
   of investments ..............................................     (7,605,481)
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ..............................            326
                                                                  -------------
                       Net Realized and Unrealized
                       Loss on Investments and
                       Financial Futures Contracts .............     (8,165,130)
                       --------------------------------------------------------
                       Net Decrease in Net Assets
                       Resulting from Operations ...............    ($2,327,461)
                       ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED              SIX MONTHS ENDED
                                                                                         DECEMBER 31,               JUNE 30, 1999
                                                                                             1998                    (UNAUDITED)
                                                                                      -------------------       --------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ...............................................................      $11,989,010               $5,837,669
 Net realized loss on investments sold and financial futures contracts ...............         (138,946)                (559,975)
 Change in net unrealized appreciation/depreciation of investments and
   financial futures contracts .......................................................        1,146,993               (7,605,155)
                                                                                        ---------------           --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ....................       12,997,057               (2,327,461)
                                                                                        ---------------           --------------
Distributions to Shareholders:
 Dividends from net investment income ($1.1350 and $0.5475 per share, respectively) ..      (11,996,781)              (5,824,089)
                                                                                        ---------------           --------------
From Fund Share Transactions - Net : *
 (Market value of shares issued in reinvestment of distributions) ....................        1,839,203                  340,239
                                                                                        ---------------           --------------
Net Assets:
 Beginning of period .................................................................      173,940,383              176,779,862
                                                                                        ---------------           --------------
 End of period (including undistributed net investment income
  of $37,079 and $50,659, respectively) ..............................................     $176,779,862             $168,968,551
                                                                                        ===============           ==============
* Analysis of Fund Share Transactions:
 Shares outstanding, beginning of period .............................................       10,511,835               10,626,882
 Shares issued to shareholders in reinvestment of distributions ......................          115,047                   22,321
                                                                                        ---------------           --------------
 Shares outstanding, end of period ...................................................       10,626,882               10,649,203
                                                                                        ===============           ==============



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions in the Fund.
The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                             YEAR ENDED DECEMBER 31,                SIX MONTHS ENDED
                                                             ------------------------------------------------------   JUNE 30, 1999
                                                                1994       1995       1996       1997       1998       (UNAUDITED)
                                                             ----------  ---------  ---------  ---------  ---------   --------------


Per Share Operating Performance
 Net Asset Value, Beginning of Period .....................     $16.97     $15.10     $16.74     $16.20    $16.55        $16.64
                                                             ---------  ---------  ---------  --------- ---------     ---------
 Net Investment Income ....................................       1.28       1.26       1.22       1.20      1.14          0.55
 Net Realized and Unrealized Gain (Loss) on Investments
  and Financial Futures Contracts .........................      (1.79)      1.64      (0.54)      0.35      0.09         (0.77)
                                                             ---------  ---------  ---------  --------- ---------     ---------
   Total from Investment Operations .......................      (0.51)      2.90       0.68       1.55      1.23         (0.22)
                                                             ---------  ---------  ---------  --------- ---------     ---------
 Less Distributions:
 Dividends from Net Investment Income .....................      (1.28)     (1.26)     (1.22)     (1.20)    (1.14)        (0.55)
 Distributions from Net Realized Gain on Investments Sold
  and Financial Futures Contracts .........................      (0.08)        -          -          -         -             -
                                                             ---------  ---------  ---------  --------- ---------     ---------
   Total Distributions ....................................      (1.36)     (1.26)     (1.22)     (1.20)    (1.14)        (0.55)
                                                             ---------  ---------  ---------  --------- ---------     ---------
 Net Asset Value, End of Period ...........................     $15.10     $16.74     $16.20     $16.55    $16.64        $15.87
                                                             =========  =========  =========  ========= =========     =========
 Per Share Market Value, End of Period ....................    $13.750    $15.750    $14.875    $16.750   $15.875       $13.875

 Total Investment Return at Market Value (1) ..............     (8.70%)    24.11%      2.34%     21.57%     1.75%        (9.27%)(2)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .................   $154,116   $172,732   $168,961   $173,940  $176,780      $168,969
 Ratio of Expenses to Average Net Assets ..................      0.87%      0.84%      0.84%      0.84%     0.81%         0.80%(3)
 Ratio of Net Investment Income to Average Net Assets .....      8.03%      7.77%      7.50%      7.34%     6.79%         6.76%(3)
 Portfolio Turnover Rate ..................................        82%       105%       117%       143%      240%           96%

(1) Assumes dividend reinvestment.
(2) Not annualized.
(3) Annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Income
Securities Trust on June 30, 1999. It's divided into three main categories:
publicly traded bonds, preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                            PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

PUBLICLY TRADED BONDS
Aerospace (0.38%)
 Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R).........      10.910%           BBB-              $550            $649,990
                                                                                                             ----------
Automobile/Trucks (0.91%)
 Chrysler Financial Co. LLC,
  Medium Term Note Ser S  11-15-01 ..................       5.690            A+                 515             508,089
 ERAC USA Finance Co.,
  Note  02-15-05 (R) ................................       6.625            BBB+               720             696,737
 United Rentals, Inc.,
  Note  04-01-09 (R) ................................       9.000            BB-                345             338,100
                                                                                                             ----------
                                                                                                              1,542,926
                                                                                                             ----------
Banks (7.37%)
 Abbey National First Capital, B.V.,
  Sub Note (United Kingdom) 10-15-04 (Y) ............       8.200            AA-              1,000           1,057,090
 African Development Bank,
  Sub Note (Supranational) 12-15-03 (Y) .............       9.750            AA-              1,000           1,136,040
 Banc One Corp.,
  Sub Deb  10-15-26 .................................       7.625            A                  510             510,688
 Bank of Boston,
  Sub Note  12-01-05 ................................       6.625            BBB+               455             444,922
 Bank of New York,
  Cap Security  12-01-26 (R) ........................       7.780            A-                 595             581,012
 Barclays North American Capital Corp.,
  Gtd Cap Note  05-15-21 ............................       9.750            AA-                900             976,401
 First Union National Bank,
  Sub Note  12-01-28 ................................       6.500            A                  500             433,965
 National Westminster Bank Plc - New York Branch,
  Sub Note  05-01-01 ................................       9.450            AA-              1,250           1,320,400
 NB Capital Trust IV,
  Gtd Cap Security  04-15-27 ........................       8.250            A-                 335             341,221
 Scotland International Finance No. 2 B.V.,
  Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y) ....       8.800            A                2,000           2,152,640
  Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y) ....       8.850            A+                 750             820,312
 Security Pacific Corp.,
  Medium Term Sub Note  04-26-01 ....................      10.500            A                1,500           1,606,365
  Sub Note  11-15-00 ................................      11.500            A                1,000           1,069,790
                                                                                                             ----------
                                                                                                             12,450,846
                                                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                           PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

Beverages (0.27%)
 Canandaigua Brands, Inc.,
  Sr Sub Note Ser C  12-15-03 .......................       8.750%           B+                $460            $451,950
                                                                                                             ----------
Broker Services (0.27%)
 Merrill Lynch & Co., Inc.,
  Note  11-15-18 ....................................       6.875            AA-                490             459,532
                                                                                                             ----------
Building (0.42%)
 Oakwood Homes Corp.,
  Sr Note  03-01-04 .................................       7.875            BBB-               295             286,427
 Owens Corning,
  Note  03-15-09 ....................................       7.000            BBB-               455             428,856
                                                                                                             ----------
                                                                                                                715,283
                                                                                                             ----------
Chemicals (0.71%)
 Akzo Nobel, Inc.,
  Note  11-15-03 (R) ................................       6.000            A                  325             315,250
 Equistar Chemicals, L.P.,
  Sr Note  02-15-04 (R) .............................       8.500            BBB-               440             440,000
 Monsanto Co.,
  Deb  12-01-28 (R) .................................       6.600            A                  500             450,300
                                                                                                             ----------
                                                                                                              1,205,550
                                                                                                             ----------
Computers (0.93%)
 Ceridian Corp.,
  Sr Note  06-01-04 (R) .............................       7.250            BBB                425             425,358
 Primark Corp.,
  Sr Sub Note  12-15-08 .............................       9.250            B+                 365             346,750
 PSINet, Inc.,
  Sr Note  11-01-08 .................................      11.500            B-                 325             341,250
 Verio, Inc.,
  Sr Note  04-01-05 .................................      10.375            B-                 450             454,500
                                                                                                             ----------
                                                                                                              1,567,858
                                                                                                             ----------
Cosmetics & Personal Care (0.43%)
 Johnson & Johnson,
  Deb  11-15-23 .....................................       6.730            AAA                750             731,707
                                                                                                             ----------
Energy (0.90%)
 AES Corp.,
  Sr Sub Note  07-15-06 .............................      10.250            B+                 695             715,850
 CalEnergy Co., Inc.,
  Sr Bond  09-15-28 .................................       8.480            BBB-               325             346,834
 P & L Coal Holdings Corp.,
  Sr Sub Note Ser B  05-15-08 .......................       9.625            B                  455             452,725
                                                                                                             ----------
                                                                                                              1,515,409
                                                                                                             ----------
Finance (3.97%)
 Bombardier Capital, Inc.,
  Note  01-15-02 (R) ................................       6.000            BBB+               520             508,820

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                           PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

Finance (continued)
 CIT Group Holdings, Inc.,
  Deb  03-15-01 .....................................       9.250%           A               $1,000          $1,048,290
  Note  10-15-01 ....................................       5.500            A+                 630             619,227
 Constitution Capital Trust I,
  Gtd Cap Security  04-15-27 (R) ....................       9.150            BBB                420             422,575
 FINOVA Capital Corp.,
  Note  11-01-02 ....................................       6.250            A-                 470             463,044
 Ford Motor Credit Co.,
  Note  04-28-03 ....................................       6.125            A                  630             621,142
 General Motors Acceptance Corp.,
  Note  12-01-01 ....................................       6.375            A                  630             629,811
 Household Finance Corp.,
  Note  11-01-02 ....................................       5.875            A                  785             764,354
  Note  02-01-09 ....................................       5.875            A                  370             336,160
 Marlin Water Trust & Marlin Water Capital Corp.,
  Sr Sec Note  12-15-01 (R) .........................       7.090            BBB                625             626,562
 Merrill Lynch Mortgage Investors, Inc.,
  Sub Bond Ser 1992-B Class B  04-15-12 .............       8.500            Aaa                245             246,088
 Yanacocha Receivables Master Trust,
 Pass Thru Cert Ser 1997-A  06-15-04 (R) ............       8.400            BBB-               457             422,559
                                                                                                             ----------
                                                                                                              6,708,632
                                                                                                             ----------
Food (0.18%)
 Agrilink Foods, Inc.,
  Sr Sub Note  11-01-08 .............................      11.875            B                  300             309,000
                                                                                                             ----------
Government - Foreign (1.18%)
 Nova Scotia, Province of,
  Deb (Canada) 04-01-22 (Y) .........................       8.750            A-                 750             884,415
 Ontario, Province of,
  Bond (Canada) 06-04-02 (Y) ........................       7.750            AA-                500             520,690
 Saskatchewan, Province of,
  Bond (Canada) 12-15-20 (Y) ........................       9.375            A                  480             597,038
                                                                                                             ----------
                                                                                                              2,002,143
                                                                                                             ----------
Government - U.S. (19.75%)
 United States Treasury,
  Bond  08-15-05 ....................................      10.750            Aaa                885           1,100,161
  Bond  08-15-17 ....................................       8.875            Aaa              3,855           4,924,762
  Bond  05-15-18 ....................................       9.125            Aaa              2,250           2,949,255
  Bond  02-15-23 ....................................       7.125            Aaa              9,485          10,512,036
  Note  05-15-01 ....................................       8.000            Aaa                278             290,076
  Note  05-15-02 ....................................       7.500            Aaa              2,646           2,775,813
  Note  08-15-03 ....................................       5.750            Aaa              2,750           2,751,705
  Note  02-15-05 ....................................       7.500            Aaa              2,450           2,637,572
  Note  07-15-06 ....................................       7.000            Aaa              5,124           5,427,443
                                                                                                             ----------
                                                                                                             33,368,823
                                                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                           PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

Government - U.S. Agencies (9.77%)
 Federal Home Loan Mortgage Corp.,
  20 Yr Pass Thru Ctf  01-01-16 .....................      11.250%           AAA               $273            $298,611
 Federal National Mortgage Assn.,
  15 Yr SF Pass Thru Ctf  02-01-08 ..................       7.500            AAA                164             167,368
  15 Yr SF Pass Thru Ctf  09-01-10 ..................       7.000            AAA                566             568,118
  15 Yr SF Pass Thru Ctf  09-01-12 ..................       7.000            AAA                156             156,274
  15 Yr SF Pass Thru Ctf  12-01-12 ..................       6.500            AAA              1,134           1,117,713
  30 Yr Pass Thru Ctf  11-01-28 .....................       6.500            AAA                290             280,757
  30 Yr SF Pass Thru Ctf  10-01-23 ..................       7.000            AAA                523             518,072
  Pass Thru Ctf Ser 1997-M8 Class A-1  01-25-22 .....       6.940            AAA                358             362,919
 Financing Corp.,
  Bond  02-08-18 ....................................       9.400            AAA              2,000           2,591,240
 Government National Mortgage Assn.,
  30 Yr SF Pass Thru Ctf 07-15-28 to 04-15-29 .......       6.500            AAA              2,586           2,487,167
  30 Yr SF Pass Thru Ctf 02-15-28 to 04-15-29 .......       7.000            AAA              3,387           3,342,141
  30 Yr SF Pass Thru Ctf 02-15-24 to 07-22-29 + .....       7.500            AAA              2,333           2,356,428
  30 Yr SF Pass Thru Ctf 08-15-26 ...................       8.000            AAA                291             299,405
  30 Yr SF Pass Thru Ctf 04-15-21 ...................       9.000            AAA                232             246,899
  30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25 .......       9.500            AAA                459             492,463
  30 Yr SF Pass Thru Ctf 11-15-20 ...................      10.000            AAA                144             153,933
 Tennessee Valley Authority,
  Power Bonds 1989 Ser G  11-15-29 ..................       8.625            AAA              1,000           1,067,010
                                                                                                             ----------
                                                                                                             16,506,518
                                                                                                             ----------
Insurance (3.64%)
 Conseco, Inc.,
  Note  06-15-05 ....................................       6.800            BBB                230             217,217
 Equitable Life Assurance Society of the United States,
  Surplus Note  12-01-05 (R) ........................       6.950            A                  550             548,944
 Fairfax Financial Holdings Ltd.,
  Note (Canada) 04-15-26 (Y) ........................       8.300            BBB+               425             408,038
 Liberty Mutual Insurance Co.,
  Surplus Note  05-04-07 (R) ........................       8.200            A+                 475             505,723
  Surplus Note  10-15-26 (R) ........................       7.875            A+                 165             163,886
 Massachusetts Mutual Life Insurance Co.,
  Surplus Note  11-15-23 (R) ........................       7.625            AA               1,145           1,181,067
 New York Life Insurance Co.,
  Surplus Note  12-15-23 (R) ........................       7.500            AA-              1,500           1,461,465
 Sun Canada Financial Co.,
  Gtd Sub Note  12-15-07 (R) ........................       6.625            AA                 725             697,812
 URC Holdings Corp.,
  Sr Note  06-30-06 (R) .............................       7.875            A-                 640             650,746
 Willis Corroon Corp.,
  Sr Sub Note  02-01-09 (R) .........................       9.000            B+                 320             309,200
                                                                                                             ----------
                                                                                                              6,144,098
                                                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                           PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

Leisure (2.15%)
 Harrah's Operating Co., Inc.,
  Sr Note  01-15-09 .................................       7.500%           BBB-              $445            $431,267
  Sr Sub Note  12-15-05 .............................       7.875            BB+                170             164,050
 HMH Properties, Inc.,
  Sr Note Ser A  08-01-05 ...........................       7.875            BB                 280             263,900
 Marvel Enterprises, Inc.,
  Sr Note  06-15-09 (R) .............................      12.000            NR                 435             449,137
 Premier Parks, Inc.,
  Sr Note  06-15-07 .................................       9.750            B-                 250             252,500
 SC International Services, Inc.,
  Sr Sub Note Ser B  09-01-07 .......................       9.250            B                  300             309,000
 SFX Entertainment, Inc.,
  Sr Sub Note  12-01-08 .............................       9.125            B-                 510             494,700
 Sun International Hotels Ltd.,
  Sr Sub Note (Bahamas)  03-15-07 (Y) ...............       9.000            B+                 230             230,000
  Sr Sub Note (Bahamas)  12-15-07 (Y) ...............       8.625            B+                 260             254,800
 Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
  Sr Note  06-15-05 .................................      15.500            B-                 550             561,000
 Waterford Gaming LLC,
  Sr Note  03-15-10 (R) .............................       9.500            B+                 220             220,000
                                                                                                             ----------
                                                                                                              3,630,354
                                                                                                             ----------
Manufacturing (0.03%)
 Globe Manufacturing Corp.,
  Sr Sub Note Ser B  08-01-08 .......................      10.000            B-                  68              51,000
                                                                                                             ----------
Media (6.66%)
 Adelphia Communications Corp.,
  Sr Note Ser B  10-01-02 ...........................       9.250            B+                 550             556,875
  Sr Note Ser B  07-15-03 ...........................       8.125            B                  265             257,050
 Century Communications Corp.,
  Sr Note  08-15-00 .................................       9.500            BB-                280             285,600
 Comcast Cellular Holdings, Inc.,
  Sr Note Ser B  05-01-07 ...........................       9.500            BBB-               920           1,025,800
 Continental Cablevision, Inc.,
  Sr Note  05-15-06 .................................       8.300            BBB                435             462,140
 CSC Holdings, Inc.,
  Sr Note  07-15-08 .................................       7.250            BB+                335             319,155
  Sr Sub Deb  05-15-16 ..............................      10.500            BB-                320             368,000
 Falcon Holdings Group L.P./Falcon Funding Corp.,
  Sr Deb Ser B  04-15-10 ............................       8.375            B                  315             311,063
 Garden State Newspapers, Inc.,
  Sr Sub Note  07-01-11 (R) .........................       8.625            B+                 275             258,500
  Sr Sub Note Ser B  10-01-09 .......................       8.750            B+                 276             269,790
 Liberty Media Group,
  Note 07-15-29 (R) + ...............................       8.500            BBB-               570             568,444
 Mediacom LLC/Mediacom Capital Corp.,
  Sr Note Ser B  04-15-08 ...........................       8.500            B+                 325             312,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                           PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

Media (continued)
 News America Holdings, Inc.,
  Gtd Sr Deb  08-10-18 ..............................       8.250%           BBB-              $552            $568,864
 Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y) ...............      10.000            BB+                800             856,000
  Sr Sec 2nd Priority Note (Canada) 08-01-02 (Y) ....       9.625            BB+                300             314,250
 SFX Broadcasting, Inc.,
  Sr Sub Note Ser B  05-15-06 .......................      10.750            B-                 330             358,875
 TCI Communications, Inc.,
  Sr Deb  02-15-26 ..................................       7.875            AA-                500             526,920
 Time Warner, Inc.,
  Deb  01-15-13 .....................................       9.125            BBB                539             610,180
  Deb  05-15-29 .....................................       6.625            BBB                490             432,278
 TKR Cable I, Inc.,
  Sr Deb  10-30-07 ..................................      10.500            AA-              1,955           2,083,404
 TV Guide, Inc.,
  Sr Sub Note  03-01-09 (R) .........................       8.125            B+                 545             516,387
                                                                                                             ----------
                                                                                                             11,261,575
                                                                                                             ----------
Medical (1.44%)
 Dynacare, Inc.,
  Sr Note Ser B (Canada) 01-15-06 (R) (Y) ...........      10.750            B+                 280             282,800
  Sr Note (Canada) 01-15-06 (Y) .....................      10.750            B+                 275             277,750
 Fresenius Medical Care Capital Trust II,
  Gtd Trust Preferred Security  02-01-08 ............       7.875            B+                 405             376,650
 Guidant Corp.,
  Note  02-15-06 ....................................       6.150            A-                 420             393,750
 Quest Diagnostics, Inc.,
  Sr Sub Note  12-15-06 .............................      10.750            B+                 360             410,400
  Sr Sub Note  07-01-09 (R) + .......................       9.875            B+                 385             390,775
 Sola International, Inc.,
  Note  03-15-08 ....................................       6.875            BBB-               140             122,637
 Watson Pharmaceuticals, Inc.,
  Sr Note  05-15-08 .................................       7.125            BBB-               190             181,450
                                                                                                             ----------
                                                                                                              2,436,212
                                                                                                             ----------
Metal (0.62%)
 Golden Northwest Aluminium, Inc.,
  1st Mtg Note  12-15-06 ............................      12.000            BB-                280             289,100
 National Steel Corp.,
  1st Mtg Bond Ser D  03-01-09 (R) ..................       9.875            NR                 290             295,800
 Rohm & Haas Co.,
  Deb  07-15-29 (R) .................................       7.850            A-                 455             454,668
                                                                                                             ----------
                                                                                                              1,039,568
                                                                                                             ----------
Mortgage Banking (3.69%)
 Citibank Credit Card Master Trust I,
  Pass Thru Ctf Ser 1997-7 Class A  08-15-02 ........       6.350            AAA              1,010           1,016,868
 ContiMortgage Home Equity Loan Trust,
  Pass Thru Ctf Ser 1995-2 Class A-5  08-15-25 ......       8.100            AAA                425             435,625


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                           PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

Mortgage Banking (continued)
 Credit Suisse First Boston Mortgage Securities Corp.,
  Commercial Mtg Pass Thru
   Ctf Ser 1998-C1 Class A-1A 12-17-07 ..............       6.260%           AAA               $629            $618,624
 Deutsche Mortgage & Asset Receiving Corp.,
  Commercial Mtg Pass Thru
    Ctf Ser 1998-C1 Class C 03-15-08 ................       6.861            A2                 415             396,374
 First Union-Lehman Brothers-Bank of America,
  Pass Thru Ctf Ser 1998-C2 Class A-1  06-18-07 .....       6.280            AAA                482             475,622
 FirstPlus Home Loan Trust,
  Pass Thru Ctf Ser 1998-4 Class A-5  01-01-01 ......       6.380            AAA                730             712,406
 GMAC Commercial Mortgage Securities, Inc.,
  Pass Thru Ctf Ser 1997-C2 Class A-3  11-15-07 .....       6.566            Aaa                705             684,731
 IMC Home Equity Loan Trust,
  Pass Thru Ctf Ser 1996-1 Class A-5  12-25-13 ......       6.290            AAA                720             720,468
 Salomon Brothers Mortgage Securities VII, Inc.,
  Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2  07-25-24       6.750            Aaa                454             452,014
 UCFC Home Equity Loan Trust,
  Pass Thru Ctf Ser 1996-D1 Class A6  02-15-25 ......       7.180            AAA                710             716,212
                                                                                                             ----------
                                                                                                              6,228,944
                                                                                                             ----------
Oil & Gas (2.50%)
 Burlington Resources, Inc.,
  Deb  03-01-29 .....................................       7.375            A-                 500             493,650
 Camuzzi Gas Pampeana S.A.,
  Bond (Argentina) 12-15-01 (Y) .....................       9.250            BBB-               145             142,100
 CMS Panhandle Holding Co.,
  Sr Note  07-15-29 (R) .............................       7.000            BBB-               325             297,375
 Conoco, Inc.,
  Note  04-15-29 ....................................       6.950            A-                 490             458,748
 El Paso Energy Corp.,
  Sr Note  05-15-09 .................................       6.750            BBB-               390             372,450
 Occidental Petroleum Corp.,
  Sr Deb  09-15-09 ..................................      10.125            BBB                600             697,824
 PEMEX Finance Ltd.,
  Note (Cayman Islands) 02-15-08 (R) (Y) ............       6.550            AAA                465             448,725
 Petroleos Mexicanos,
  Gtd Sr Note (Mexico) 12-02-08 (R) (Y) .............       9.375            BB                 210             205,800
 Petroleum Geo-Services,
  Sr Note (Norway) 03-30-08 (Y) .....................       6.625            BBB                480             451,838
 Triton Energy Ltd.,
  Sr Note  04-15-02 .................................       8.750            B+                 515             504,700
 Valero Energy Corp.,
  Note  03-15-06 ....................................       7.375            BBB-               150             145,821
                                                                                                             ----------
                                                                                                              4,219,031
                                                                                                             ----------
Paper & Paper Products (0.94%)
 Fort James Corp.,
  Sr Note  09-15-02 .................................       6.500            BBB-               470             470,141
 Packaging Corp. of America,
  Sr Sub Note  04-01-09 (R) .........................       9.625            B                  350             355,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                           PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

Paper & Paper Products (continued)
 S.D. Warren Co.,
  Sr Sub Note Ser B  12-15-04 .......................      12.000%           B+                $707            $754,722
                                                                                                             ----------
                                                                                                              1,580,113
                                                                                                             ----------
Real Estate Investment Trust (1.40%)
 American Health Properties, Inc.,
  Note  01-15-07 ....................................       7.500            BBB-               410             357,110
 Cabot Industrial Properties, L.P.,
  Note  05-01-04 ....................................       7.125            BBB-               380             370,234
 Camden Property Trust,
  Note  04-15-04 ....................................       7.000            BBB                420             410,857
 Liberty Property L.P.,
  Medium Term Note  06-05-02 ........................       6.600            BBB-               355             344,350
 ProLogis Trust,
  Note  04-15-04 ....................................       6.700            BBB+               390             378,300
 TriNet Corporate Realty Trust, Inc.,
  Note  05-15-01 ....................................       7.300            BBB-               500             495,745
                                                                                                             ----------
                                                                                                              2,356,596
                                                                                                             ----------
Retail (1.30%)
 Great Atlantic & Pacific Tea Co., Inc. (The),
  Note  04-15-07 ....................................       7.750            BBB-               530             513,204
 Meyer (Fred), Inc.,
  Note  03-01-08 ....................................       7.450            BBB-               810             817,168
 Pathmark Stores, Inc.,
  Sub Note  06-15-02 ................................      11.625            CCC+               580             591,600
 Safeway, Inc.,
  Note  11-15-01 ....................................       5.875            BBB                280             275,352
                                                                                                             ----------
                                                                                                              2,197,324
                                                                                                             ----------
Telecommunications (6.00%)
 AXIA, Inc.,
  Sr Sub Note  07-15-08 .............................      10.750            B-                 190             187,150
 Clearnet Communications, Inc.,
  Sr Disc Note, Step Coupon (10.125%, 05-01-04)
    (Canada) 05-01-09 (A) (Y) .......................        Zero            NR                 370             210,900
 Electric Lightwave, Inc.,
  Note  05-15-04 (R) ................................       6.050            AA-                225             218,531
 Global Crossing Holdings Ltd.,
  Sr Note  05-15-08 .................................       9.625            BB                 350             378,000
 GTE North, Inc.,
  Deb Ser H  11-15-08 ...............................       5.650            AA-                645             593,781
 Hermes Europe Railtel BV,
  Sr Note (Netherlands) 08-15-07 (Y) ................      11.500            B                  275             288,063
  Sr Note (Netherlands) 01-15-09 (Y) ................      10.375            B                  165             167,063
 Intermedia Communications, Inc.,
  Sr Note Ser B  06-01-08 ...........................       8.600            B                   70              64,400
 LCI International, Inc.,
  Sr Note  06-15-07 .................................       7.250            BB+                425             417,312

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                           PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

Telecommunications (continued)
 Lenfest Communications,
  Sr Sub Note  06-15-06 .............................      10.500%           BB-               $630            $724,500
 McLeodUSA, Inc.,
  Sr Note  11-01-08 .................................       9.500            B+                 355             356,775
  Sr Note  02-15-09 (R) .............................       8.125            B+                 320             297,600
 Metromedia Fiber Network, Inc.,
  Sr Note Ser B  11-15-08 ...........................      10.000            B                  530             544,575
 MetroNet Communications Corp.,
  Sr Note (Canada) 08-15-07 (Y) .....................      12.000            B                  280             325,850
 National Communications Corp.,
  Sr Note  10-01-08 (R) .............................      11.500            B-                 425             465,375
 Nextel Communications, Inc.,
  Sr Disc Note 08-15-04 .............................       9.750            B-                 302             306,530
  Sr Disc Note, Step Coupon (9.95%, 02-15-03)
     02-15-08 (A) ...................................        Zero            B-                 235             162,150
 NEXTLINK Communications, Inc.,
  Sr Note  11-15-08 .................................      10.750            B                  365             375,038
 Orange Plc,
  Sr Note (United Kingdom) 08-01-08 (Y) .............       8.000            BB-                425             402,688
 Pegasus Communications Corp.,
  Sr Note Ser B  10-15-05 ...........................       9.625            B-                 175             171,500
 Qwest Communications International, Inc.,
  Sr Note Ser B  11-01-08 ...........................       7.250            BB+                445             429,425
 RCN Corp.,
  Sr Note  10-15-07 .................................      10.000            NR                 255             256,275
 Sprint Capital Corp.,
  Note  05-01-19 ....................................       6.900            BBB+               490             453,730
 Viatel, Inc.,
  Sr Note  04-15-08 .................................      11.250            NR                 450             456,750
 WorldCom, Inc.,
  Note  08-15-01 ....................................       6.125            A-                 715             712,741
  Note  08-15-28 ....................................       6.950            BBB+               725             687,264
 Worldwide Fiber, Inc.,
  Sr Note (Canada) 12-15-05 (R) (Y) .................      12.500            B-                 485             487,425
                                                                                                             ----------
                                                                                                             10,141,391
                                                                                                             ----------
Textile (0.34%)
 Tropical Sportswear International Corp.,
  Sr Sub Note Ser A  06-15-08 .......................      11.000            B-                 150             155,625
 WestPoint Stevens, Inc.,
  Sr Note  06-15-05 .................................       7.875            BB                 425             415,437
                                                                                                             ----------
                                                                                                                571,062
                                                                                                             ----------
Transportation (5.19%)
 America West Airlines,
  Pass Thru Ctf Ser B  01-02-08 .....................       6.930            A-                 435             422,793
 Continental Airlines,
  Pass Thru Ctf Ser 1996-C  10-15-13 ................       9.500            BBB+               465             494,110
  Pass Thru Ctf Ser 1999-1A  02-02-19 ...............       6.545            AA+                630             593,775

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                           PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

Transportation (continued)
 Continental Airlines, Inc.,
  Sr Note  12-15-05 .................................       8.000%           BB-               $450            $439,875
 Fine Air Services, Inc.,
  Sr Sub Note  06-01-08 .............................       9.875            B                  440             396,000
 Humpuss Funding Corp.,
  Gtd Note (Indonesia) 12-15-09 (R) (Y) .............       7.720            B3                 491             335,568
 Northwest Airlines, Inc.,
  Note  03-15-04 ....................................       8.375            BB                 525             505,292
 Northwest Airlines 1996-1 Pass Thru Trusts,
  Pass Thru Ctf Ser 1996-1C  01-02-05 ...............      10.150            BBB-               273             275,506
  Pass Thru Ctf Ser 1996-1D  01-02-15 ...............       8.970            BBB-               381             381,490
 NWA Trust,
  Sr Note Ser A  12-21-12 ...........................       9.250            AA                 571             618,472
 Railcar Trust No. 1992-1,
  Pass Thru Ser 1992-1 Class A  06-01-04 ............       7.750            AAA              1,189           1,225,644
 Scandinavian Airlines System,
  Deb (Sweden) 07-20-99 (Y) .........................       9.125            A3                 700             701,750
 U.S. Airways, Inc.,
  Pass Thru Ctf Ser 1990-A1  03-19-05 ...............      11.200            BB                 853             916,470
 Ucar Global Enterprises, Inc.,
  Sr Sub Note Ser B  01-15-05 .......................      12.000            B                  720             763,200
 Union Pacific Corp.,
  Deb  02-01-29 .....................................       6.625            BBB-               490             429,691
 Wisconsin Central Transportation Corp.,
  Note  04-15-08 ....................................       6.625            BBB-               290             276,950
                                                                                                             ----------
                                                                                                              8,776,586
                                                                                                             ----------
Utilities (12.00%)
 AES Eastern Energy,
  Pass Thru Ctf  07-02-17 (R) .......................       9.000            BBB-               410             397,331
 Beaver Valley Funding Corp.,
  Sec Lease Oblig Bond  06-01-17 ....................       9.000            BB-                588             629,160
 BVPS II Funding Corp.,
  Collateralized Lease Bond  06-01-17 ...............       8.890            BB-                700             755,125
 Calpine Corp.,
  Sr Note  05-15-06 .................................      10.500            BB                 465             497,550
  Sr Note  04-15-09 .................................       7.750            BB                 415             394,250
 CE Casecnan Water & Energy Co., Inc.,
  Sr Note Ser A (Philippine Islands) 11-15-05 (Y) ...      11.450            BB+                400             356,000
 Chugach Electric Association, Inc.,
  1st Mtg 1991 Ser A  03-15-22 ......................       9.140            A                2,000           2,276,980
 Cleveland Electric Illuminating Co.,
  1st Mtg Ser B  05-15-05 ...........................       9.500            BB+              1,205           1,274,287
 CMS Energy Corp.,
  Sr Note Ser B  01-15-04 (R) .......................       6.750            NR                 400             379,268
  Sr Note  01-15-09 .................................       7.500            BB                 590             542,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                           PAR VALUE
                                                         INTEREST          CREDIT             (000s             MARKET
ISSUER, DESCRIPTION                                        RATE            RATING*           OMITTED)           VALUE
-------------------                                        ----            -------           -------            -----

Utilities (continued)
 Connecticut Light & Power Co.,
  1st Ref Mtg Ser C  06-01-02 .......................       7.750%           BBB-              $215            $220,040
  Note  06-05-03 (R) ................................       8.590            NR                 275             275,358
 East Coast Power, LLC,
  Sec Note  03-31-12 (R) ............................       7.066            BBB-               525             480,867
 EIP Funding-PNM,
  Sec Fac Bond  10-01-12 ............................      10.250            BB-                692             769,269
 GG1B Funding Corp.,
  Deb  01-15-11 .....................................       7.430            BBB-               414             403,482
 Hydro-Quebec,
  Gtd Bond (Canada) 02-01-21 (Y) ....................       9.400            A+                 735             901,125
  Gtd Bond (Canada) 01-15-22 (Y) ....................       8.400            A+                 340             379,987
  Gtd Deb Ser IF (Canada) 02-01-03 (Y) ..............       7.375            A+                 750             770,700
 Iberdrola International B.V.,
  Note (Spain) 10-01-02 (Y) .........................       7.500            AA-              2,000           2,065,140
 Long Island Lighting Co.,
  Deb  03-15-23 .....................................       8.200            A-                 640             667,200
 Midland Cogeneration Venture L.P.,
  Sec Deb Ser C-91  07-23-02 ........................      10.330            BBB-               750             790,910
 Midland Funding Corp. II,
  Deb Ser A  07-23-05 ...............................      11.750            BB                 575             655,500
  Deb Ser B  07-23-06 ...............................      13.250            BB                 225             268,958
 Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R) (Y) .............       9.625            BB                 155             131,750
 Niagara Mohawk Power Corp.,
  Sec Fac Bond  01-01-18 ............................       8.770            BBB-               775             809,580
 North Atlantic Energy Corp.,
  1st Mtg Ser A  06-01-02 ...........................       9.050            BB-                415             426,670
 Northeast Utilities,
  Note Ser A  12-01-06 ..............................       8.580            BB-                114             112,932
 PECO Energy Transition Trust,
  Pass Thru Ctf Ser 1999-A Class A-6  03-01-09 ......       6.050            AAA                500             478,905
 PNPP II Funding Corp.,
  Deb  05-30-16 .....................................       9.120            BB-                435             473,062
 System Energy Resources, Inc.,
  1st Mtg Bond  08-01-01 ............................       7.710            BBB-               615             622,687
 U.S. West Capital Funding, Inc.,
  Deb  07-15-28 .....................................       6.875            A-                 165             150,794
 Waterford 3 Funding Corp.,
  Sec Lease Obligation Bond  01-02-17 ...............       8.090            BBB-               921             926,301
                                                                                                             ----------
                                                                                                             20,283,968
                                                                                                             ----------
                                                      TOTAL PUBLICLY TRADED BONDS
                                                              (Cost $162,316,195)           (95.34%)        161,103,989
                                                                                           --------         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       19

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust


                                                                                            NUMBER OF                 MARKET
                                                                                        SHARES OR WARRANTS            VALUE
                                                                                        ------------------        -------------

PREFERRED STOCKS AND WARRANTS
 CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock ...................                       920                   $102,580
 MetroNet Communications Corp., Warrant (Canada) (R) (Y)** .............                       530                     55,650
 Packaging Corp. of America, 12.375%, Preferred Stock  (R) .............                     1,800                    190,800
                                                                                                                   ----------
                                     TOTAL PREFERRED STOCKS AND WARRANTS
                                                         (Cost $290,866)                    (0.21%)                   349,030
                                                                                           -------                 ----------

                                                                INTEREST               PAR VALUE
                                                                  RATE               (000S OMITTED)
                                                                ---------         ---------------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.53%)
 Investment in a joint repurchase agreement
  transaction with SBC Warburg, Inc. - Dated
  06-30-99, due 07-01-99 (Secured by U.S.
  Treasury Bonds 9.875% due 11-15-15 and
  11.250% due 02-15-15) - Note A ..............................   4.800%                    $5,968                  5,968,000
                                                                                                                   ----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company Daily Interest Savings Account
 Current Rate 4.00% ...........................................                                                           322
                                                                                                                  -----------
                                            TOTAL SHORT-TERM INVESTMENTS                    (3.53%)                 5,968,322
                                                                                          --------                -----------
                                                       TOTAL INVESTMENTS                   (99.08%)               167,421,341
                                                                                          --------                -----------
                                       OTHER ASSETS AND LIABILITIES, NET                    (0.92%)                 1,547,210
                                                                                          --------                -----------
                                                        TOTAL NET ASSETS                  (100.00%)              $168,968,551
                                                                                          ========               ============



(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $22,828,242 or 13.51% of the Fund's net assets as of June 30, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

+ A portion of these securities having an aggregate value of $1,605,222 or 0.95% of the Fund's net assets, have been purchased as a forward commitments; that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $1,646,602 of United States Treasury Bond, 9.125%, 05-15-18 has been segregated to cover the forward commitment.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**  Non-income producing security.

NR = Not Rated

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================NOTES TO FINANCIAL STATEMENTS========================

                  John Hancock Funds - Income Securities Trust


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Income Securities Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.


FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $68,423 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforward expires as follows: December 31, 2004 - $32,498 and December 31, 2005 - $35,925.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

===========================NOTES TO FINANCIAL STATEMENTS========================

                  John Hancock Funds - Income Securities Trust


When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

         At June 30, 1999, there were no open positions in financial futures contracts.

         OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

         The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

         There were no written option transactions for the period ended June 30, 1999.

NOTE B -
MANAGEMENT FEE AND ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

         In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation.

===========================NOTES TO FINANCIAL STATEMENTS========================

                  John Hancock Funds - Income Securities Trust


Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1999 aggregated $82,189,506 and $80,399,702, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $75,497,887 and $78,807,915, respectively.

         The cost of investments owned at June 30, 1999 (excluding the corporate savings account) for federal income tax purposes was $168,791,934. Gross unrealized appreciation and depreciation of investments at June 30, 1999 aggregated $2,775,785 and $4,146,700, respectively, resulting in net unrealized depreciation of $1,370,915.

================================================================================

                  John Hancock Funds - Income Securities Trust

DIVIDENDS AND DISTRIBUTIONS

During 1999, dividends from net investment income totaling $0.5475 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                                  INCOME
PAYMENT DATE                     DIVIDEND
------------                     --------
March 30, 1999                   $0.2725
June 30, 1999                     0.2750

INVESTMENT OBJECTIVE AND POLICY

John Hancock Income Securities Trust is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange. Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. The Fund intends to engage in short-term trading, may issue a single class of senior securities not to exceed 331/3% of its net assets at market value, may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost and may lend its portfolio securities. The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange. The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Income Securities Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

         Any shareholder of record of John Hancock Income Securities Trust ("Income Securities") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Income Securities' Common Shares in lieu of all or a portion of the cash dividends.

         Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

         Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

         The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Income Securities will declare dividends from net investment income payable in cash or, in the case of shareholders

================================================================================

                  John Hancock Funds - Income Securities Trust


participating in the Plan, partially or entirely in Income Securities' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Income Securities. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

         The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

         The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

         All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209, (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Income Securities Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

================================================================================

                  John Hancock Funds - Income Securities Trust



SHAREHOLDER MEETING

On March 18, 1999, the Annual Meeting of John Hancock Income Securities Trust was held.

         The shareholders elected the following Trustees with the votes as indicated:


NAME OF TRUSTEE                      FOR                     WITHHELD
---------------                      ---                     --------

Dennis S. Aronowitz               7,965,470                   128,617
Edward J. Boudreau, Jr.           7,958,228                   135,859
Stephen L. Brown                  7,967,585                   126,503
Richard P. Chapman, Jr.           7,952,989                   141,099
William J. Cosgrove               7,967,077                   127,010
Douglas M. Costle                 7,967,568                   126,519
Leland O. Erdahl                  7,968,038                   126,050
Richard A. Farrell                7,955,554                   138,534
Gail D. Fosler                    7,963,878                   130,209
William F. Glavin                 7,954,800                   139,288
Anne C. Hodsdon                   7,956,963                   137,124
Dr. John A. Moore                 7,956,674                   128,414
Patti McGill Peterson             7,952,936                   141,151
John W. Pratt                     7,968,000                   126,087
Richard S. Scipione               7,964,763                   129,325

         The shareholders also ratified the Trustees' Selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 1999, with the votes tabulated as follows: 7,975,687 FOR, 28,498 AGAINST and 99,902 ABSTAINING.

======================================NOTES=====================================

                  John Hancock Funds - Income Securities Trust

================================================================================

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